Exhibit 99.2

 Fiscal 2025 Second Quarter and Year-to-Date Financial Results  May 2025   Investor Presentation

 Forward-Looking Statements and Non-GAAP Measures  Forward-Looking Statements  This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings presentation include, but are not limited to, statements regarding NJR’s NFEPS guidance for fiscal 2025, including NFEPS guidance by Segment and EPS, long term growth targets and guidance range, long term annual growth projections and targets, Capital Plan expectations, projections of dividend and financing activities, customer growth at NJNG, future NJR and NJNG capital expenditures, potential CEV capital projects, project pipeline (under construction, contract or exclusivity) through Fiscal 2029, total expected shareholder return projections, dividend growth, CEV revenue and service projections, our debt repayment schedule, contributions from Leaf River, Steckman Ridge and Adelphia Gateway, SREC Hedging strategies and Asset Management Agreements, new rates put in place with the BPU, our Energy Efficiency Expansion as approved by the BPU, our solar project pipeline and commercial solar growth goals, the outcome or timing of Adelphia's rate case with FERC, emissions reduction strategies and clean energy goals, changing interest rates, and other legal and regulatory expectations, and statements that include other projections, predictions, expectations or beliefs about future events or results or otherwise are not statements of historical fact.  Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this presentation is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of new information future events or otherwise, except as required by law.  Non-GAAP Measures  Non-GAAP Measures  This presentation includes the non-GAAP financial measures NFE/net financial loss, NFE per basic share, financial margin, utility gross margin, adjusted funds from operations and adjusted debt. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures calculated and reported in accordance with GAAP can be found below. As an indicator of NJR’s operating performance, these measures should not be considered an alternative to, or more meaningful than, net income or operating revenues as determined in accordance with GAAP. This information has been provided pursuant to the requirements of SEC Regulation G.  NFE and financial margin exclude unrealized gains or losses on derivative instruments related to NJR’s unregulated subsidiaries and certain realized gains and losses on derivative instruments related to natural gas that has been placed into storage at Energy Services, net of applicable tax adjustments as described below. Financial margin also differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization as well as the effects of derivatives as discussed above. Volatility associated with the change in value of these financial instruments and physical commodity reported on the income statement in the current period. In order to manage its business, NJR views its results without the impacts of the unrealized gains and losses, and certain realized gains and losses, caused by changes in value of these financial instruments and physical commodity contracts prior to the completion of the planned transaction because it shows changes in value currently instead of when the planned transaction ultimately is settled. An annual estimated effective tax rate is calculated for NFE purposes and any necessary quarterly tax adjustment is applied to NJR Energy Services Company.  NJNG’s utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expense. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization. Utility gross margin may also not be comparable to the definition of gross margin used by others in the natural gas distribution business and other industries. Management believes that utility gross margin provides a meaningful basis for evaluating utility operations since natural gas costs, sales tax and regulatory rider expenses are included in operating revenues and passed through to customers and, therefore, have no effect on utility gross margin.   Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense.  Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.  Management uses NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, as supplemental measures to other GAAP results to provide a more complete understanding of the Company’s performance. Management believes these non-GAAP measures are more reflective of the Company’s business model, provide transparency to investors and enable period-to-period comparability of financial performance. In providing NFE guidance, management is aware that there could be differences between reported GAAP earnings and NFE/net financial loss due to matters such as, but not limited to, the positions of our energy-related derivatives. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported earnings and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for its operating earnings guidance without unreasonable efforts. In addition, in making forecasts relating to S&T’s Adjusted EBITDA and adjusted funds from operations and adjusted debt, management is aware that there could be differences between reported GAAP earnings, cash flows from operations and total long-term and short-term debt due to matters such as, but not limited to, the unpredictability and variability of future earnings, working capital and cash positions. Management is not able to reasonably estimate the aggregate impact or significance of these items on reported GAAP measures and therefore is not able to provide a reconciliation to the corresponding GAAP equivalent for such forecasts without unreasonable efforts. NFE/net financial loss, utility gross margin and financial margin are discussed more fully in Item 7 of our Report on Form 10-K and, we have provided presentations of the most directly comparable GAAP financial measure and a reconciliation of our non-GAAP financial measures, NFE/net financial loss, utility gross margin, financial margin, adjusted funds from operations and adjusted debt, to the most directly comparable GAAP financial measures, in the appendix to this presentation. This information has been provided pursuant to the requirements of SEC Regulation G.

 Contents NJR At a Glance  Fiscal 2025 Second Quarter and Year-to-Date Conference Call  4  Fiscal 2025 Second Quarter and Year-to-Date Highlights  5   Increases Fiscal 2025 NFEPS Guidance by $0.10 to $3.15 to $3.30  6  NFEPS Guidance by Segment  7  New Jersey Natural Gas (NJNG)  8  Clean Energy Ventures (CEV): Investment Opportunities  9  Storage and Transportation (S&T): Organic Growth Initiatives  10  Financial Review  11  Review of Fiscal 2025 Second Quarter and Year-to-Date Results  12  NJR Capital Plan  13  Superior Credit Metrics, Balance Sheet and Cash Flows  14  Industry Leading Long-Term Growth Rate of 7-9%  Appendix: Financial Statements and Additional Information – 15  16  Reconciliation of NFE and NFEPS to Net Income  17  Other Reconciliation of Non-GAAP Measures  18  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  19  Fiscal 2025 Second Quarter and Year-to-Date NFE and NFEPS by Business Unit  20  Capital Plan Table  21  Debt Repayment Schedule  22  Projected Cash Flows  Business Overview – 23  24  NJR: Business Portfolio  25  NJNG: High Quality Utility in Favorable Favorable Regulatory Environment  26  NJNG: Supportive Regulatory Construct  27  CEV: Overview  28  CEV: SREC Hedging Strategy Stabilizes Revenue  29  Storage and Transportation (S&T): Overview  30  Energy Services (ES): Overview  31  Dividend Growth: Committed to Building Shareholder Value  32  Shareholder and Contact Information  Corporate Information  Ticker  NYSE: NJR  Corporate Headquarters  Wall, NJ  Incorporated  New Jersey  Website  www.njresources.com  IPO  1982  Share Information  Share Price  $49.52  Shares Outstanding  100.3M   Market Cap  $4.9B  Dividend Information  Annual Dividend  $1.80  Dividend Yield  3.63%  All daily trading information/multiples as of 5/2/2025

Fiscal 2025 Second Quarter and Year-to-Date Highlights

Executing on our Strategic Plan to Drive Growth

New Jersey Resources

$2.04
FY 2025 Q2 EPS

$1.78
FY 2025 Q2 NFEPS[1]

Solid Execution Across all of NJR's Complementary Portfolio of Businesses

New Jersey Natural Gas

First full quarter of new rates following settlement of base rate case

Initial investments under new **SAVEGREEN** Program

Clean Energy Ventures

~31MW[2] placed into service in FY 2025

60MW of Projects Under Construction

Over 1GW Solar Project Pipeline

Storage and Transportation

Adelphia Rate Case Progressing

Assessing Potential **New Cavern Expansion** at Leaf River

Energy Services

Outperformance in 2025 Winter Season

Continued fee-based revenue from AMAs

1. A reconciliation from NFE to net income can be found in the Appendix.
2. As of April 30, 2025

New Jersey Resources
4

 Increases Fiscal 2025 NFEPS Guidance by $0.10 to $3.15 to $3.30  Net Financial Earnings per Share  Guidance Range Above 7% - 9% Long-term Projected NFEPS Growth  Guidance Range  $3.15 - $3.30  7-9%  Long-Term   Annual Growth  $2.50  $2.70  Outperformance Above Long-Term Growth Rate   $2.20 - $2.30  $2.42 - $2.52  Strong energy prices(NJNG, CEV, ES)  Winter Storm Elliot  January 2024   weather event   Initial Guidance Range  Represents the midpoint of NJR’s Long-Term Growth Rate  $2.70 - $2.85  Base of  $2.83 Per Share   $2.95  Sale of Residential   Solar Portfolio  Energy Services outperformance   during the   2025 Winter Season  Actuals  Estimates

 NFEPS Guidance by Segment  NJNG Remains the Largest Contributor to NFEPS Following the Conclusion of its Base Rate Case   Fiscal 2025 NFEPS Guidance  by Segment  New Jersey Natural Gas  65% - 68%  Energy Services  9% - 11%  Home Services  0% - 1%  S&T  4% - 6%  CEV  19% - 22%  69% - 74%  28% - 34%  Q2 2025: Expansion of Energy Services Contribution Due to Outperformance in the Winter Season  Over 65% of Fiscal 2025 NFEPS Expected from Utility Operations  Over 70% Excluding the Gain from the Sale of the Residential Solar Portfolio

New Jersey Natural Gas (NJNG)

Strong Trend of Customer Growth Through a Mix of New Construction and Conversions Across New Jersey



NJNG Total Customers
(in thousands)
590
580
570
560
550
540
530
520
510
500
548
558
564
569
576
583
588
2019
2020
2021
2022
2023
2024
2025
Through Q2

NEW JERSEY NATURAL GAS SAVEGREEN

Investments Under New Program Commenced in Fiscal Q2 2025, Helping Customers Optimize Energy Efficiency to Improve Affordability

Aligns with New Jersey's Clean Energy Goals

~46% of capital expenditures earning a near real-time return



YTD Fiscal 2025 Capital Expenditures1,2,3
(Actuals)
IIP
$16
System Integrity
$87
SAVEGREEN
$52
~$254M
Cost of
Removal/Other
$23
New Customer
$50
IT
$27

1. Total change in PP&E (cash spent, capex accrued and AFUDC). Includes SAVEGREEN investments, which for GAAP purposes are included as part of cash flows from operations.
2. Facilities included in "Other".
3. The sum of actual amounts may not equal due to rounding.

New Jersey Resources

7

Clean Energy Ventures (CEV)

CEV Owns and Operates Solar Projects with Approximately 417MW of Commercial Solar Capacity


MWs
1750
1500
1250
1000
750
500
250
0
~41% of pipeline located in NJ
~59% of pipeline located outside of NJ
Total
~1.4GW
Placed 18+ MW Grid-Connected Project into Service in Somerset County, NJ in April 2025
~31MW
New In-Service in Fiscal 2025
417
60
162
567
227
Diverse Pipeline Consisting of a Mix of Development Partners in Multiple States
Investing Criteria:
States with Favorable Regulatory Constructs
High-Single Digit Unlevered Return Criteria
Pipeline of ~1.0GW including projects under construction, contract, or exclusivity
~417MW of commercial projects in-service
In Service at 4/30/2025
FY2025E - FY2026E
FY2027E - FY2028E
FY2029E -
In Service
Under Construction
Under Contract or Exclusivity

New Jersey Resources
8

 Storage and Transportation (S&T)  Leaf River (storage) and Adelphia Gateway (transportation)  Adelphia Section 4 Base Rate Case  Filed in Fiscal 2024 Fourth Quarter  Considered numerous investments made in rate base, expenses of pipeline operations, and regulatory driven projects  What’s New:  Base Rate Case continuing as expected  Settlement process ongoing with expected completion in 2025  Leaf River Energy Center:  Maximizing Existing Asset     Capacity Recovery Project Ongoing   Salt cavern leaching is a process used to regain capacity lost to salt creep over time   Potential 4th Cavern Expansion  Completed non-binding open season in March 2025  Favorable response  Currently examining design optimization

 10  10  Financial Review

 Fiscal 2024 YTD – Consolidated NFE ($ in millions)  $ 211.0   NJNG  $ 52.9   Utility Gross Margin1  $ 93.0   Depreciation & Amortization (D&A)  $ (13.4)  Interest Expense, O&M, AFUDC and Income Tax  $ (26.7)  Clean Energy Ventures  $ 39.3   Revenue  $ (10.2)  D&A and Interest Expense  $ 4.2   Gain on Sale of Assets  $ 55.5   Other (including ITC recognition)  $ (10.2)  Storage & Transportation  $ 2.4   Revenue  $ 5.0   D&A and Interest Expense  $ (0.6)  AFUDC & Other  $ (2.0)  Energy Services  $ (2.3)  Financial Margin1  $ (8.6)  Interest Expense, Income Tax and Other  $ 6.3   Home Services and Other  $ 4.0   Fiscal 2025 YTD – Consolidated NFE ($ in millions)2  $ 307.2   Fiscal 2Q24 – Consolidated NFE ($ in millions)  $ 138.6   NJNG  $ 37.4   Utility Gross Margin1  $ 67.5   Depreciation & Amortization (D&A)  $ (8.2)  Interest Expense, O&M, AFUDC, Income Tax  $ (21.9)  Clean Energy Ventures  $ 1.7   Revenue  $ (1.4)  D&A and Interest Expense  $ 2.7   Gain on Sale of Assets  $ 0.7   Other (including ITC recognition)  $ (0.3)  Storage & Transportation  $ 0.4   Revenue  $ 2.3   D&A and Interest Expense  $ (0.3)  O&M, AFUDC & Other  $ (1.6)  Energy Services  $ (2.3)  Financial Margin1  $ (4.9)  Interest Expense, Income Tax and Other  $ 2.6   Home Services and Other  $ 2.6   Fiscal 2Q25 – Consolidated NFE ($ in millions)2  $ 178.3   A reconciliation of these non-GAAP measures can be found in the Appendix.  The sum of actual amounts may not equal to total due to rounding.  Review of Fiscal 2025 Second Quarter and Year-to-Date Results1  ($ in Millions)  Fiscal Second Quarter  Fiscal Year-to-Date

 NJR Capital Plan1,2   Includes SAVEGREEN Investments. Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.  The sum of actual amounts may not equal due to rounding.  $596  $644  $610 - $790  $655 - $835  ($ in Millions)  Capital plan supports long-term NFEPS growth targets of 7-9%  $430 - $490  $470 - $535  $160 - $265  $20 - $35  $10 - $25  $175 - $275  Actuals  Estimates  (unchanged from prior disclosure)  $339     ~$1.3B - $1.6B  Planned CAPEX Over the Next 2 Years  YTD

Superior Credit Metrics, Balance Sheet and Cash Flows

Well Positioned to Achieve Higher than Peer Growth with No Need for Block Equity

	NJNG (Secured Rating)	NJR (Unsecured Rating)
NAIC	NAIC-1.E	NAIC-2.A
Moody's	A1 (Stable)	
Fitch	A+ (Stable)	

Superior Credit Metrics

No Block Equity Needs

Cash Flow from Operations of $900 million - $1 billion in the Next Two Years

Staggered Debt Maturity Stack

Substantial liquidity at both NJNG and NJR

- $825M of credit facilities available through FY2029

NJR Adjusted FFO / Adjusted Debt[1]



Actuals
Estimates
20.0%
15.0%
10.0%
5.0%
17.4%
18.1%
19.0%
20.6%
19 - 21%
FY2021A
FY2022A
FY2023A
FY2024A
FY2025E

1. Internal estimates based on Fitch Ratings methodology. Ratio represents inverse of FFO-adjusted leverage ratio. A reconciliation from adjusted funds from operations to cash flows from operating activities and adjusted debt to long-term and short-term debt can be found in the Appendix. Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense. Adjusted debt is total long-term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease-backs, debt issuance costs, and other Fitch credit metric adjustments.

New Jersey Resources

13

Industry Leading Long-Term Growth Rate of 7-9%

Highly Visible 7-9% NFEPS Growth with Potential for Additional Upside, No Block Equity Needs, "Utility-like" Earnings Contribution

Net Financial Earnings per Share
Guidance Range
$3.15 - $3.30



$3.20
$3.00
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
$1.60
FY 2025

Potential Upside Drivers Above 7-9%

Drivers of 7-9% Growth Rate

	NJNG	CEV	S&T	Energy Services
Potential Upside Drivers Above 7-9%	Stronger than expected BGSS incentives margin from optimization of supply portfolio	Upside from power demand growth + one-time gain from sale of residential portfolio	Short-term capacity optimization	Natural gas price volatility due to weather events
Drivers of 7-9% Growth Rate	Improved Utility Gross Margin after Successful Rate Case Continued Customer Growth Energy Efficiency Efforts	Contracted REC Revenue High Operational Availability Extensive Project Pipeline	Long-term Contracted Capacity Organic Capacity Expansion Projects Successful Recontracting Driven by Improving Storage Market	Stable Cash Flows from AMA Fixed Payments Normalized Contribution from "Long-Option" Strategy (Does not consider potential positive impacts from significant weather events.)

7-9% LONG-TERM ANNUAL GROWTH

+

4% DIVIDEND YIELD[1]

=

11 - 13% Expected Shareholder Return[1]

New Jersey Resources

1. Expected shareholder return includes projected NFEPS long-term growth rate of 7 – 9% in addition to an annualized dividend yield of 3.6%, based on dividend per share of $1.80 and closing share price of $49.52 on May 2, 2025.

14

 Appendix:  Financial Statements and Additional Information  15  Appendix: Financial Statements and Additional Information – 15  16  Reconciliation of NFE and NFEPS to Net Income  17  Other Reconciliation of Non-GAAP Measures  18  Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  19  Fiscal 2025 Second Quarter and Year-to-Date NFE and NFEPS by Business Unit  20  Capital Plan Table  21  Debt Repayment Schedule  22  Projected Cash Flows

Reconciliation of NFE and NFEPS to Net Income

($ in 000s)

- NFE is a measure of earnings based on the elimination of timing differences to effectively match the earnings effects of the economic hedges with the physical sale of natural gas, Solar Renewable Energy Certificates (SRECs) and foreign currency contracts. Consequently, to reconcile net income and NFE, current-period unrealized gains and losses on the derivatives are excluded from NFE as a reconciling item. Realized derivative gains and losses are also included in current-period net income. However, NFE includes only realized gains and losses related to natural gas sold out of inventory, effectively matching the full earnings effects of the derivatives with realized margins on physical natural gas flows. NFE also excludes certain transactions associated with equity method investments, including impairment charges, which are non-cash charges, and return of capital in excess of the carrying value of our investment. These are not indicative of the Company's performance for its ongoing operations. Included in the tax effects are current and deferred income tax expense corresponding with the components of NFE.
- NFE eliminates the impact of volatility to GAAP earnings associated with unrealized gains and losses on derivative instruments in the current period

(Unaudited)	Three Months Ended March 31,		Six Months Ended March 31,	
	2025	2024	**2025**	2024
NEW JERSEY RESOURCES				
A reconciliation of net income, the closest GAAP financial measure, to net financial earnings is as follows:				
Net income	**$ 204,287**	$ 120,812	**$ 335,606**	$ 210,223
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(27,206)**	25,457	**(20,838)**	20,057
Tax effect	**6,466**	(6,049)	**4,953**	(4,767)
Effects of economic hedging related to natural gas inventory	**(6,650)**	(2,845)	**(16,177)**	(19,073)
Tax effect	**1,580**	676	**3,844**	4,533
NFE tax adjustment	**(181)**	525	**(198)**	47
Net financial earnings	**$ 178,296**	$ 138,576	**$ 307,190**	$ 211,020
Weighted Average Shares Outstanding				
Basic	**100,291**	98,377	**100,073**	98,123
Diluted	**100,933**	99,102	**100,705**	98,839
A reconciliation of basic earnings per share, the closest GAAP financial measure, to basic net financial earnings per share is as follows:				
Basic earnings per share	**$ 2.04**	$ 1.23	**$ 3.35**	$ 2.14
Add:				
Unrealized (gain) loss on derivative instruments and related transactions	**(0.27)**	0.25	**(0.21)**	0.20
Tax effect	**0.06**	(0.06)	**0.05**	(0.05)
Effects of economic hedging related to natural gas inventory	**(0.06)**	(0.03)	**(0.16)**	(0.19)
Tax effect	**0.01**	0.01	**0.04**	0.05
Basic net financial earnings per share	**$ 1.78**	$ 1.41	**$ 3.07**	$ 2.15

New Jersey Resources

16

Other Reconciliation of Non-GAAP Measures

($ in 000s)

NJNG Utility Gross Margin

- NJNG's utility gross margin is defined as operating revenues less natural gas purchases, sales tax, and regulatory rider expenses. This measure differs from gross margin as presented on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization.

Energy Services Financial Margin

- Financial margin removes the timing differences associated with certain derivative and hedging transactions. Financial margin differs from gross margin as defined on a GAAP basis as it excludes certain operations and maintenance expense and depreciation and amortization expenses as well as the effects of derivatives instruments on earnings.

(Unaudited)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Six Months Ended March 31, 2025	Six Months Ended March 31, 2024
A reconciliation of gross margin, the closest GAAP financial measurement, to utility gross margin is as follows:				
Operating revenues	**$ 618,645**	$ 463,201	**$ 952,410**	$ 756,631
Less:				
Natural gas purchases	**275,298**	206,675	**405,303**	325,119
Operating and maintenance [1]	**29,510**	29,558	**55,519**	55,341
Regulatory rider expense	**48,501**	29,229	**70,977**	48,418
Depreciation and amortization	**35,713**	27,464	**67,797**	54,381
Gross margin	**229,623**	170,275	**352,814**	273,372
Add:				
Operating and maintenance [1]	**29,510**	29,558	**55,519**	55,341
Depreciation and amortization	**35,713**	27,464	**67,797**	54,381
Utility gross margin	**$ 294,846**	$ 227,297	**$ 476,130**	$ 383,094

(Unaudited)	Three Months Ended March 31, 2025	Three Months Ended March 31, 2024	Six Months Ended March 31, 2025	Six Months Ended March 31, 2024
A reconciliation of gross margin, the closest GAAP financial measurement, to financial margin is as follows:				
Operating revenues	**$ 246,390**	$ 144,862	**$ 332,698**	$ 244,530
Less:				
Natural Gas purchases	**151,847**	105,634	**219,715**	165,800
Operating and maintenance [1]	**10,866**	13,102	**12,463**	17,791
Depreciation and amortization	**62**	56	**109**	113
Gross margin	**83,615**	26,070	**100,411**	60,826
Add:				
Operating and maintenance [1]	**10,866**	13,102	**12,463**	17,791
Depreciation and amortization	**62**	56	**109**	113
Unrealized (gain) loss on derivative instruments and related transactions	**(27,206)**	29,198	**(20,838)**	24,932
Effects of economic hedging related to natural gas inventory	**(6,650)**	(2,845)	**(16,177)**	(19,073)
Financial margin	**$ 60,687**	$ 65,581	**$ 75,968**	$ 84,589

1. Excludes selling, general and administrative expenses

New Jersey Resources

17

 Reconciliation of Adjusted Funds from Operations to Cash Flow from Operations  Adjusted funds from operations is cash flows from operating activities, plus components of working capital, cash paid for interest (net of amounts capitalized), capitalized interest, the incremental change in SAVEGREEN loans, grants, rebates, and related investments, and operating lease expense  Adjusted debt is total long term and short-term debt, net of cash and cash equivalents, excluding solar asset financing obligations but including solar contractually committed payments for sale lease backs, debt issuance costs, and other Fitch credit metric adjustments  Cash Flow from Operations   $414.1   Add back   Components of working capital   ($2.8)  Cash paid for interest (net of amounts capitalized)   $64.9   Capitalized Interest   $5.4   SAVEGREEN loans, grants, rebates and related investments   $52.2   Operating cash flows from operating leases   $4.1   Adjusted FFO (Non-GAAP)   $537.9   Long-Term Debt (including current maturities)   $3,081.1   Short-Term Debt   $162.5   Exclude  Cash on Hand   ($84.7)  CEV Sale-Leaseback Debt   ($289.7)  Include  CEV Sale lease-back Contractual Commitments    $214.0   Debt Issuance Costs   $13.9   Operating Lease Debt estimate (8x lease expense)   $44.2   Adjusted Debt (Non-GAAP)   $3,141.3   Adjusted Debt,   YTD FY2025   (Millions)  Adjusted Funds from Operations,   YTD FY2025  (Millions)

Fiscal 2025 Second Quarter and Year-to-Date NFE and NFEPS by Business Unit[1]

($ in 000s)

Net Financial Earnings (**NFE**)

(Thousands)	Three Months Ended March 31,			Six Months Ended March 31,		
	2025	2024	Change	2025	2024	Change
New Jersey Natural Gas	$144,531	$107,095	$37,436	$211,439	$158,539	$52,900
Clean Energy Ventures	$(3,958)	$(5,616)	$1,658	$44,172	$4,906	$39,266
Storage and Transportation	$2,343	$1,981	$362	$8,007	$5,621	$2,386
Energy Services	$35,301	$37,644	$(2,343)	$43,134	$45,475	$(2,341)
Home Services and Other	$79	$(2,528)	$2,607	$438	$(3,521)	$3,959
Total	**$178,296**	**$138,576**	**$39,720**	**$307,190**	**$211,020**	**$96,170**

Net Financial Earnings per Share (**NFEPS**)

(Thousands)	Three Months Ended March 31,			Six Months Ended March 31,		
	2025	2024	Change	2025	2024	Change
New Jersey Natural Gas	$1.44	$1.10	$0.34	$2.11	$1.62	$0.49
Clean Energy Ventures	$(0.04)	$(0.06)	$0.02	$0.44	$0.05	$0.39
Storage and Transportation	$0.03	$0.02	$0.01	$0.09	$0.06	$0.03
Energy Services	$0.35	$0.38	$(0.03)	$0.43	$0.46	$(0.03)
Home Services and Other	$—	$(0.03)	$0.03	$0.00	$(0.04)	$0.04
Total	**$1.78**	**$1.41**	**$0.37**	**$3.07**	**$2.15**	**$0.92**

New Jersey Resources

1. The sum of actual amounts may not equal due to rounding.

19

 Capital Plan Table1,2  ($ in Millions)  Total change in PP&E (cash spent, capex accrued and AFUDC). For GAAP purposes, SAVEGREEN investments are included as part of cash flows from operations.  The sum of actual amounts may not equal due to rounding.     FY2024A  FY2025A  FY2025E  FY2026E  Near Real Time Return?  New Jersey Natural Gas  New Customer  $100  $50  $100  -  $110  $100  -  $110  Yes  IIP  $42  $16  $25  -  $35  $—  -  $—  Yes  SAVEGREEN  $71  $52  $65  -  $75  $70  -  $80  Yes  IT  $60  $27  $45  -  $55  $5  -  $15  System Integrity  $172  $87  $135  -  $145  $200  -  $220  Cost of Removal   $51  $20  $35  -  $40  $50  -  $55  Other  $7  $3  $25  -  $30  $45  -  $55  $503  $254  $430  -  $490  $470  -  $535  Clean Energy Ventures  $96  $73  $160  -  $265  $175  -  $275  Storage and Transportation  Adelphia Gateway  $7  $4  $5  -  $15  $5  -  $15  Leaf River  $39  $8  $15  -  $20  $5  -  $10  $46  $12  $20  -  $35  $10  -  $25  Total  $644  $339  $610  -  $790  $655  -  $835  Actuals  Estimates  (unchanged from prior disclosure)  YTD

Debt Repayment Schedule

No Significant Maturity Towers in Any Particular Year

Term Debt[1] Maturity Schedule

as of March 31, 2025 / $ in Millions, unless otherwise noted



NJR
NJNG
$200
$150
$100
$50
$—
$50
$100
$110
$50
$100
$150
$130
$120
$130
$50
$130
$75
$50
$100
$117
$1.3B
FY 2025
FY 2026
FY 2027
FY 2028
FY 2029
FY 2030
FY 2031
FY 2032
FY 2033
FY 2034
FY 2035
FY 2036-2041
Thereafter

NJR Unsecured Senior Notes	FY Maturity	Principal
3.54%	2026	$100,000
4.38%	2027	$110,000
3.96%	2028	$100,000
3.29%	2029	$150,000
3.50%	2030	$130,000
3.13%	2031	$120,000
3.60%	2032	$130,000
3.25%	2033	$80,000
6.14%	2033	$50,000
3.64%	2034	$50,000
5.55%	2035	$100,000
Total NJR LT Debt		$1,120,000

NJNG First Mortgage Bonds	FY Maturity	Principal
2.82%	2025	$50,000
3.15%	2028	$50,000
5.56%	2033	$50,000
5.49%	2034	$75,000
4.37%	2037	$50,000
3.38%	2038	$10,500
2.75%	2039	$9,545
3.00%	2041	$46,500
3.50%	2042	$10,300
3.00%	2043	$41,000
4.61%	2044	$55,000
3.66%	2045	$100,000
3.63%	2046	$125,000
4.01%	2048	$125,000
3.76%	2049	$100,000
3.13%	2050	$50,000
3.13%	2050	$50,000
2.87%	2050	$25,000
2.97%	2052	$50,000
4.71%	2052	$50,000
5.47%	2053	$125,000
5.85%	2054	$50,000
5.82%	2054	$125,000
2.45%	2059	$15,000
3.86%	2059	$85,000
3.33%	2060	$25,000
2.97%	2060	$50,000
3.07%	2062	$50,000
Total NJNG LT Debt		$1,647,845

Substantial liquidity at both NJNG and NJR -
$825M of credit facilities available through FY2029

New Jersey Resources

1. Term debt only (excludes short-term debt of $162.5 million, capital leases of $37.4 million and solar financing obligations of $289.7 million).

21

Projected Cash Flows[1]

($ in Millions)

Operating cash flows are primarily affected by variations in working capital, which can be impacted by several factors, including:

- seasonality of our business
- fluctuations in wholesale natural gas prices and other energy prices, including changes in derivative asset and liability values;
- timing of storage injections and withdrawals;
- the deferral and recovery of natural gas costs; changes in contractual assets utilized to optimize margins related to natural gas transactions;
- broker margin requirements;
- impact of unusual weather patterns on our wholesale business;
- timing of the collections of receivables and payments of current liabilities;
- volumes of natural gas purchased and sold;
- and timing of SREC deliveries.

		Actuals		Estimates (unchanged from prior disclosure)	
		FY 2024A	YTD FY2025A	FY2025E	FY2026E
Cash Flows (used in) from Operations		**$427**	**$414**	**$460 - $500**	**$510 - $550**
Uses of Funds	Capital Expenditures[2]	$569	$152	$600 - $700	$650 - $750
	Dividends[3]	$165	$90	$174 - $178	$188 - $192
	Total Uses of Funds	**$734**	**$242**	**$774 - $878**	**$838 - $942**
Financing Activities	Common Stock Proceeds – DRIP	$74	$28	$37 - $39	$18 - $20
	Debt Proceeds/ (Repayments)/Other	$232	$(200)	$277 - $339	$310 - $372
	Total Financing Activities	**$307**	**$(172)**	**$314 - $378**	**$328 - $392**

1. The sum of actual amounts may not equal due to rounding.
2. Excludes accrual for AFUDC and SAVEGREEN investments (for GAAP purposes, SAVEGREEN investments are included in Cash Flow from Operations).
3. Dividend growth for fiscal 2025 and fiscal 2026 are based upon the midpoint of forecasted 7-9% growth rate.

New Jersey Resources

22

 Business Overview  23  23  Business Overview - 23  24  NJR: Business Portfolio  25  NJNG: High Quality Utility in Favorable Favorable Regulatory Environment  26  NJNG: Supportive Regulatory Construct  27  CEV: Overview  28  CEV: SREC Hedging Strategy Stabilizes Revenue  29  Storage and Transportation (S&T): Overview  30  Energy Services (ES): Overview  31  Dividend Growth: Committed to Building Shareholder Value  32  Shareholder and Contact Information

 NJR Home Services offers customers home comfort solutions, including equipment sales and installations; solar lease and purchase plans; and a service contract product line, including heating, cooling, water heating, electric and standby generator contracts  Recognized as a Top 20 Ruud® National Pro Partner™ for 8 Consecutive Years  NJR: Business Portfolio  Natural Gas and Renewable Fuel Distribution; Solar Investments, Wholesale Energy Markets; Storage & Transportation Infrastructure; Retail Operations  Operates and maintains Natural Gas transportation and distribution infrastructure serving approximately 588,000 customers in New Jersey  New Jersey Natural Gas  (NJNG)  Clean Energy Ventures  (CEV)  Storage and Transportation  (S&T)  Energy Services  (ES)  NJE Home Services  (NJRHS)  CEV develops, invests in, owns and operates energy projects that generate clean power, provide low carbon energy solutions and help our customers save energy and money in a sustainable way  Invests in, owns and operates midstream assets including natural gas pipeline and storage facilities. Our companies provide transportation and storage services to a broad range of customers in the natural gas market  Provides unregulated, wholesale natural gas to consumers across the Gulf Coast, Eastern Seaboard, Southwest, Mid-continent and Canada. In addition to energy supply, NJRES provides a full-range of customized energy management services   Demonstrated leadership as a premier energy infrastructure and environmentally-forward thinking company

 NJNG: High Quality Utility in Favorable Regulatory Environment  Operates and Maintains Natural Gas Transportation and Distribution Infrastructure Serving Approximately 588,000 Customers in New Jersey (predominately located in Monmouth, Ocean, Morris Counties,   as well as Middlesex, Sussex and Burlington Counties)  588,000  Total Customers  6  Counties Across New Jersey  $3.2B1  Rate Base  $900M - $1.1B  Forecasted investments FY2025-FY2026  9.6%  Approved ROE  Ranked highest in overall residential and business customer satisfaction among large utilities in the East according to JD Power and were named a Customer Champion, Most Trusted Brand, Easiest to Do Business with by Escalent.   As of the most recent base rate case, settled on November 21, 2024

NJNG: Supportive Regulatory Construct

Stable Rate Case Results

- Rate case results are stable
  - Current ROE of 9.60% with a common equity ratio of 54%
  - Full recovery of plant investments to date
  - Rate cases are settled (generally not litigated)
- Resolution of cases has been timely
- Rate Cases Completed in: 2016, 2019, 2021, and the most recent November 2024

Decoupled Rates for majority of customers

- Volume risk due to weather or energy conservation mitigated through the *Conservation Incentive Program (CIP)*. This decoupling mechanism allows NJNG to earn a fix margin per customer[1].
- NJNG's natural gas commodity price is a pass-through cost the *Basic Gas Supply Service (BGSS)* program

Minimization of Regulatory Lag

- Investments in customer growth and Infrastructure Investment Program (IIP) earn real-time recovery or accelerated recovery through annual mechanisms
- Through the SAVEGREEN program, energy efficiency investments also have an annual cost recovery mechanism that accelerate recovery of investments and returns

Margin Sharing Incentives

- Like other utilities, NJNG contracts for supply and transportation to meet customer needs
- NJNG's BPU-approved "BGSS Incentive Programs" allow temporary release of capacity or supply when not needed
- NJNG shares margin generated with customers (85% for customers/15% for NJNG)
- BGSS Incentive margin is not counted in NJNG's ROE calculation for overearning

NEW JERSEY NATURAL GAS SAVEGREEN®

Launched in 2009, SAVEGREEN™ provides energy efficiency solutions that meet the unique needs and budgets of residential and commercial customers — including low- and moderate income, multifamily, hospitals and municipalities.

Investments in SAVEGREEN™ are incremental to our rate base and earn near-real time returns through a rider that is updated annually.

1. For residential and small commercial customers, which make the vast majority of NJNG's customers.

New Jersey Resources
26

CEV: Overview   Largest Solar Owner-Operator in New Jersey; Diverse and Innovative Commercial Solar Projects Throughout Six States  CEV owns and operates commercial solar projects in New Jersey, Rhode Island, New York, Connecticut, Indiana, and Michigan with approximately 417MW of installed capacity   ~$1 billion invested in the solar marketplace to date  A total of ~74 commercial projects   in service as of April 30, 2025  Lansing, MI  Orange County, NY  Mount Olive, NJ  East Hampton, CT  Howard, RI  Images shown are illustrative and represent a subset of CEV’s broader portfolio  Kokomo, IN

 CEV: SREC Hedging Strategy Stabilizes Revenue  Based on Energy Year1, as of March 31, 2025  Energy Years run from June 1 of the prior year to May 31 of the respective year; for example, Energy Year 2025 began on June 1, 2024 and ends on May 31, 2025.  Based on Fiscal Year, as of March 31, 2025  98%   Hedged Through   Fiscal Year 2025  91% Hedged Through Energy Year 2025  Percent Hedged  Average Price  Current Price (EY)  95%  $179  $150  70%  $166  $130  65%  $157  $120  32%  $146  $113  Percent Hedged  Average Price  Current Price (FY)  92%  $179  $143  85%  $166  $127  54%  $155  $80  32%  $146  $75  Represents CEV Commercial Solar Business  91%  $191  $206  98%  $195  $187

 Storage and Transportation (S&T): Overview  Leaf River (storage), Steckman Ridge (storage), and Adelphia Gateway (transportation)  32.2 mmdth high deliverability salt cavern storage facility in southeastern Mississippi  Acquired October 2019  100% owner & operator  Serving Gulf Coast/Southeast the fastest growing natural gas market in North America with a growing reliance on regional supply imports  12.6 mmdth reservoir storage facility in southern PA  Placed in service April 2009  50% ownership interest  Serving the Northeast Region with a high dependence on storage and increasingly constrained pipeline capacity  0.9 mmdth/d interstate pipeline from NE PA to greater Philadelphia area  Acquired January 2020 / Placed in-service September 2022  100% owner & operator  Serving the Northeast region, where the current pipeline grid is constrained  Maximizing capabilities at existing assets as pipeline and storage constraints continue to highlight the benefit of storage and transportation assets

 Energy Services (ES): Overview  Managing a Diversified Portfolio of Physical Natural Gas Transportation and Storage Assets to Serve Customers Across North America;  Fee-based Revenue through Asset Management Agreements   Asset Management Agreements  De-risking transaction for Energy Services business by securing 10 years of contracted cash payments with minimal counterparty credit risk  Long Option Strategy  Proven track record of success, leveraging natural gas market volatility to drive value  Minimal long-term capital commitments and significant cash generation during outperformance years has significantly reduced NJR equity needs  NJR expects to recognize approximately $19.7 million annually in revenues between FY 2025 - FY 2031;  recognized ratably across each quarter  ES has Reported Positive Financial Margin1 in Every Year Since Inception   Max: 2014 - $172.4M2  Min: 2020 - $9.9M  Over $1 billion ($1.6B) of financial margin over last 20 years  (average of ~$80 million per year)  A reconciliation of Financial Margin to Operating Income can be found in the Appendix  Fiscal 2022 - 2024 Financial Margin included revenue recognition from those Asset Management Agreements noted above, with fiscal 2024 Financial Margin totaling $185.7 million

 Dividend Growth: Committed to Building Shareholder Value  Strong Track Record of Dividend Growth  $1.80  FY 2025 Dividend   Dividend History  Dividends per Share  Record Date  Payable Date  Amount Per Share  3/11/2025  4/01/2025  $0.45  12/11/2024  1/02/2025  $0.45  9/23/2024  10/01/2024  $0.45*  6/12/2024  7/01/2024  $0.42  3/13/2024  4/01/2024  $0.42  12/13/2023  1/02/2024  $0.42  9/20/2023  10/02/2023  $0.42  6/14/2023  7/03/2023  $0.39  3/15/2023  4/03/2023  $0.39  12/14/2022  1/03/2023  $0.39  9/26/2022  10/03/2022  $0.39  6/15/2022  7/01/2022  $0.3625  3/16/2022  4/01/2022  $0.3625  12/15/2021  1/03/2022  $0.3625  9/20/2021  10/01/2021  $0.3625  6/16/2021  7/01/2021  $0.3325  3/17/2021  4/01/2021  $0.3325  12/16/2020  1/04/2021  $0.3325  Highlighted Rows Reflect Changes in Quarterly Cash Dividends  * 7.1% increase in the quarterly dividend rate to $1.80 per share from $1.68 per share

 The Transfer Agent and Registrar for the company’s common stock is Broadridge Corporate Issuer Solutions, Inc. (Broadridge).  Shareowners with questions about account activity should contact Broadridge investor relations representatives between 9 a.m. and 6 p.m. ET, Monday through Friday, by calling toll-free 800-817-3955.  General written inquiries and address changes may be sent to:  Broadridge Corporate Issuer Solutions  P.O. Box 1342, Brentwood, NY 11717  or  For certified and overnight delivery:  Broadridge Corporate Issuer Solutions, ATTN: IWS   1155 Long Island Avenue, Edgewood, NY 11717  Shareowners can view their account information online at  shareholder.broadridge.com/NJR.   Website: www.njresources.com  Investor Relations: New Jersey Resources Investor Relations  Contact Information  Adam Prior  Director, Investor Relations  732-938-1145  aprior@njresources.com  1415 Wyckoff Road  Wall, NJ 07719  (732) 938-1000  www.njresources.com  Corporate Headquarters  Online Information  Shareholder and Online Information  Stock Transfer Agent and Registrar